UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2012

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio		44125
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, Chart Industries, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders approved the Chart Industries, Inc. Amended and Restated 2009 Omnibus Equity Plan (the “Amended and Restated Omnibus Equity Plan”). As described in the Company’s definitive proxy statement for the annual meeting, the Company’s directors, officers and employees (including its principal executive officer, principal financial officer and other “named executive officers”) are eligible to be granted awards under the Amended and Restated Omnibus Equity Plan. It is anticipated that awards will be granted to the Company’s officers and directors in the future as may be determined by the Compensation Committee of the Company’s Board of Directors from time to time consistent with terms of the Amended and Restated Omnibus Equity Plan. A more detailed description of the Amended and Restated Omnibus Equity Plan can be found in the Company’s definitive proxy statement for the annual meeting which was filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2012 under “Approval and Adoption of the Chart Industries, Inc. Amended and Restated 2009 Omnibus Equity Plan” and is incorporated herein by reference. A copy of the Omnibus Equity Plan was also attached as Appendix A to the Company’s definitive proxy statement and is included as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on May 24, 2012 the following matters were submitted to a vote:

•	the election of seven directors for a term of one year;

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012;

•	the approval, on an advisory basis, of the Company’s executive compensation; and

•	the approval and adoption of the Amended and Restated Omnibus Equity Plan.

As of the record date of March 27, 2012, there were 29,899,189 shares of common stock outstanding and entitled to vote at the meeting. The holders of 28,027,650 shares were represented in person or by proxy at the meeting, constituting a quorum.

At the annual meeting, all of the proposals were approved as recommended to stockholders in the proxy statement for the meeting. All the directors were elected, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012 was ratified, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved on an advisory basis and stockholders approved and adopted the Amended and Restated Omnibus Equity Plan.

The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Samuel F. Thomas	24,933,090	1,082,613	2,011,947
W. Douglas Brown	25,673,457	342,246	2,011,947
Richard E. Goodrich	25,765,044	250,659	2,011,947
Steven W. Krablin	25,765,319	250,384	2,011,947
Michael W. Press	25,770,127	245,576	2,011,947
James M. Tidwell	25,769,677	246,026	2,011,947
Thomas L. Williams	25,675,853	339,850	2,011,947

The vote with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	27,289,539	727,480	10,631	—

The advisory vote with respect to the approval of the compensation of the Company’s named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory Basis, of the Company’s Executive Compensation	23,826,195	2,126,544	62,964	2,011,947

The vote with respect to the approval and adoption of the Amended and Restated Omnibus Equity Plan was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval and Adoption of the Chart Industries, Inc. Amended and Restated 2009 Omnibus Equity Plan	17,961,195	7,662,063	392,445	2,011,947

Consistent with the advisory vote on the frequency of future votes on executive compensation held in 2011, the Company plans to hold an annual advisory vote on executive compensation.

For information on how the votes for the above matters were tabulated, see the Company’s definitive proxy statement used in connection with the annual meeting of stockholders held on May 24, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Chart Industries, Inc. Amended and Restated 2009 Omnibus Equity Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on April 10, 2012 (File No. 001-11442)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: May 25, 2012	By:	/s/ Matthew J. Klaben
Matthew J. Klaben Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Chart Industries, Inc. Amended and Restated 2009 Omnibus Equity Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on April 10, 2012 (File No. 001-11442)).

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